Exhibit 1.1

CPI CARD GROUP INC.

Common Stock, par value $0.001 per share

Underwriting Agreement

September 30, 2024

D.A. Davidson & Co.

As representative of the several Underwriters

named in Schedule I hereto,

8 Third Street North

Great Falls, MT 59401

Ladies and Gentlemen:

Tricor Pacific Capital Partners (Fund IV), Limited Partnership and Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership (collectively, the “Selling Stockholders”), propose, severally and not jointly and subject to the terms and conditions stated in this agreement (this “Agreement”), to sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom D.A. Davidson & Co is acting as representative (the “Representative” or “you”), an aggregate of 1,200,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of CPI Card Group Inc., a Delaware corporation (the “Company”), and, at the election of the Underwriters, up to 180,000 additional shares of Common Stock. The aggregate of 1,200,000 shares to be sold by the Selling Stockholders is herein called the “Firm Securities” and the aggregate of 180,000 additional shares to be sold by the Selling Stockholders is herein called the “Optional Securities.” The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Securities”.

The Selling Stockholders understand that the Underwriters propose to make a public offering of their respective portions of the Securities as soon as you deem advisable.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)  A registration statement on Form S-3 (File No. 333-259511) filed on September 14, 2021 and declared effective on September 22, 2021 (excluding exhibits to the registration statement, but including all documents incorporated by reference in the prospectus included therein, the “Initial Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) and has been declared effective by the Commission; a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), became effective upon filing; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Securities, is hereinafter called the “Basic Prospectus”); any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of the Initial Registration Statement, each as amended at the time such part of the Initial Registration Statement was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”; and any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified on Schedule II(a) hereto, is hereinafter called a “General Use Issuer Free Writing Prospectus”;

(ii)  No order preventing or suspending the use of the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (1) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter through the Representative is that identified as such in Section 9(b) (the “Underwriter Information”) and (2) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder expressly for use therein, it being understood and agreed that the only such information provided by any Selling Stockholder is that identified as such in Section 9(c) (the “Selling Stockholder Information”);

(iii)  For the purposes of this Agreement, the “Applicable Time” is 6:00 p.m. (New York City time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed in Schedule II(c) hereto and each General Use Issuer Free Writing Prospectus, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) hereof) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information or the Selling Stockholder Information;

(iv)  The documents incorporated or deemed to be incorporated by reference in the Pricing Disclosure Package and the Prospectus, at the time they were filed with the Commission, as the case may be, complied and will comply, in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto; and there are no contracts or other documents required to be described in such incorporated documents or to be filed as exhibits to such incorporated documents which have not been described or filed as required;

(v)  The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or the Selling Stockholder Information. The Company is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act;

(vi)  The audited consolidated financial statements and related notes and supporting schedules of the Company and its subsidiaries contained or incorporated by reference in the Pricing Disclosure Package and the Prospectus (the “Financial Statements”) present fairly in all material respects the financial position, results of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles as applied in the United States (“GAAP”), applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and the requirements of Regulation S-X. The financial data set forth under the caption “Summary Historical Consolidated Financial Data” in the Pricing Disclosure Package and the Prospectus has been prepared on a basis consistent with that of the Financial Statements and presents fairly in all material respects the financial position and results of operations of the Company and its consolidated subsidiaries as of the respective dates and for the respective periods indicated. All other financial, statistical and market and industry data, financial or operational projection or other “forward-looking statements” (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Pricing Disclosure Package and the Prospectus (1) are fairly and accurately presented in all material respects, (2) are based on or derived from sources that the Company believes to be reliable and accurate and are presented on a reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (3) are accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statements. No other financial statements or supporting schedules are required to be included in the Pricing Disclosure Package and the Prospectus. All disclosures contained in the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(vii)  Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that the Company files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s principal executive officer and its principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company has carried out an evaluation of the effectiveness of its consolidated disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act as of the end of the Company’s most recent fiscal quarter. The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of Company in the certifications required by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith are complete and correct as of the date such certifications were made;

(viii)  KPMG LLP (“KPMG”), who have certified and expressed their opinion with respect to the Financial Statements, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and as required by the Act and the rules of the Public Company Accounting Oversight Board (United States);

(ix)  Subsequent to the respective dates as of which information is contained in the Pricing Disclosure Package and the Prospectus, except as disclosed in the Pricing Disclosure Package and the Prospectus, (1) (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct, indirect or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and (B) the Company and its subsidiaries, taken as a whole, have not entered into any material transactions not in the ordinary course of business, (2) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock, and (3) there has not been any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, taken as a whole (each of clauses (1), (2) and (3), a “Material Adverse Change”);

(x)  No “nationally recognized statistical rating organization” (as that term is used in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) (1) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) to retain any rating assigned to the Company or any of its subsidiaries or to any securities of the Company or any of its subsidiaries or (2) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review (or of any potential or intended review) for a possible negative change in, any rating so assigned (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) or (B) any negative change in the outlook for any rating of the Company or any of its subsidiaries or any securities of the Company or any of its subsidiaries;

(xi)  Each of the Company and its “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X) (1) has been duly organized or formed, as the case may be, is validly existing and is in good standing (if applicable in such jurisdiction) under the laws of its jurisdiction of organization, (2) has all requisite corporate or similar power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Pricing Disclosure Package and the Prospectus and (3) is duly qualified or licensed to transact business and is in good standing (if applicable in such jurisdiction) as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (B) the ability of the Company to perform its obligations in all material respects under any this Agreement, (C) the validity or enforceability of this Agreement, or (D) the consummation of any of the transactions contemplated by this Agreement (each, a “Material Adverse Effect”);

(xii)  All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries, if any, have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights. All of the outstanding shares of capital stock or other equity interests of each of the subsidiaries of the Company are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than Permitted Liens and Permitted Collateral Liens (each as defined in the indenture, dated as of July 11, 2024, by and among CPI CG Inc., as issuer, the Company, as a guarantor, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee and notes collateral agent (the “Indenture”)) and Permitted Liens (as defined in the credit agreement dated as of July 11, 2024, by and among CPI CG Inc., as borrower, the Company, as a guarantor, the subsidiary guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative and collateral agent (the “Credit Agreement”)) and those imposed by the Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions. Except as disclosed in the Pricing Disclosure Package and the Prospectus and, for the avoidance of doubt, and except as permitted under the Company’s Omnibus Incentive Plan and Stock Option Plan referred to therein (the “Company Stock Plans”), there are no outstanding (A) options, warrants, preemptive rights, rights of first refusal or other rights to purchase from the Company or any of its subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of its subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company or any of its subsidiaries;

(xiii)  The Company has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement;

(xiv)  This Agreement has been duly and validly authorized, executed and delivered by the Company. When executed and delivered, this Agreement will conform in all material respects to the description thereof in the Pricing Disclosure Package and the Prospectus;

(xv)  Neither the Company nor any of its subsidiaries is (1) in violation of its certificate of incorporation, by-laws or other equivalent organizational documents (the “Charter Documents”); (2) in violation of any U.S. or non-U.S. federal, provincial, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, provincial, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties; or (3) in breach of or default under any bond, debenture, note, loan or credit agreement or other evidence of indebtedness, indenture, mortgage, deed of trust or lease or any other agreement or instrument that is material to the Company and its subsidiaries taken as a whole to which any of them is a party or by which any of them or their respective property is bound (collectively, the “Applicable Agreements”), except, in the case of clauses (2) and (3) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents, (b) to the Company’s knowledge, a violation of Applicable Laws, (c) a breach of or default or a “Debt Repayment Triggering Event” (as defined below) under any Applicable Agreement or (d) result in the imposition of any penalty or the acceleration of any indebtedness under any Applicable Agreements except, in the case of (b), (c) or (d), for any such violation, breach, default, penalty or acceleration that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries or any of their respective properties;

(xvi)  Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated by this Agreement will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, or result in the imposition of a Lien on any assets of the Company or any of its subsidiaries (except for Permitted Liens or Permitted Collateral Liens), the imposition of any penalty or a Debt Repayment Triggering Event under or pursuant to (1) the Charter Documents, (2) any Applicable Agreement, (3) any Applicable Law or (4) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Company and its subsidiaries except, in the case of clauses (2) and (3) above, for any such conflict, violation, breach, default, Lien or penalty that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xvii)  No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except such as those (1) that have been obtained or made, as the case may be, that are in full force and effect, (2) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the transactions contemplated by this Agreement, (3) any required filing with the Financial Industry Regulatory Authority, the Nasdaq Global Market (“Nasdaq”) or the Commission and (4) except for immaterial consents, approvals, authorizations, orders, filings or registrations;

(xviii)  There is no action, claim, suit, demand, hearing, notice of violation or deficiency, inquiry, investigation, or proceeding pending or, to the knowledge of the Company or any of its subsidiaries, after due inquiry, threatened or contemplated by Governmental Authorities or threatened by others before or brought by any court or other governmental authority or arbitration board or tribunal (collectively, “Proceedings”) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xix)  (1) Each of the Company and its subsidiaries possess all licenses, permits, certificates, consents, orders, approvals, exemptions, registrations, qualifications and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Pricing Disclosure Package and the Prospectus (“Permits”); (2) each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such Permits; (3) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit; and (4) none of the Company or its subsidiaries has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Pricing Disclosure Package and the Prospectus; except, in the cases of each of the clauses (1) through (4) above where such failure to so possess, fulfill or perform or such revocation, termination, impairment or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xx)  The statements set forth in the Pricing Disclosure Package and Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(xxi)  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and its subsidiaries has good title to all personal property and other assets owned by it and good and valid title to all leasehold estates in real and personal property being leased by it and, as of each Time of Delivery, will be free and clear of all Liens other than Permitted Liens and Permitted Collateral Liens (as defined in the Indenture) and Permitted Liens (as defined in the Credit Agreement);

(xxii)  Except as otherwise disclosed in the Pricing Disclosure Package and Prospectus, all material Tax (as hereinafter defined) returns required to be filed by the Company and each of the subsidiaries have been filed. Except as otherwise disclosed in the Pricing Disclosure Package and Prospectus, all material Taxes that are due from the Company and its subsidiaries have been paid other than those (1) currently payable without penalty or interest or (2) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP, applied on a consistent basis throughout the periods involved. To the knowledge of the Company, after due inquiry, there are no actual or proposed Tax assessments against the Company or any of its subsidiaries that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The accruals on the books and records of the Company and its subsidiaries in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” refers to present or future U.S. and non-U.S. federal, state and local taxes, including, without limitation, income taxes, transfer and franchise taxes, and other assessments, fees, charges, duties, levies, imposts, deductions, or withholdings imposed by any governmental authority (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto;

(xxiii)  Except as otherwise disclosed in the Pricing Disclosure Package and Prospectus, each of the Company and its subsidiaries owns or possesses the right or license to use all inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the Pricing Disclosure Package and Prospectus as being owned or authorized to be used by them and which are necessary for the conduct of their respective businesses (collectively, “Intellectual Property”), except where the failure to own or possess such rights would not reasonably be expected to have a Material Adverse Effect, and, to the Company’s knowledge, the conduct of their respective businesses does not infringe, misappropriate or otherwise conflict in any material respect and will not, to the Company’s knowledge, infringe, misappropriate or otherwise conflict in any material respect with any such rights of others. The Intellectual Property owned by the Company and its subsidiaries has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company is unaware of any facts which would form a reasonable basis for any such adjudication. To the Company’s knowledge, there is no infringement by third parties of any Intellectual Property owned by the Company and its subsidiaries, except as would not reasonably be expected to result in a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (B) challenging the validity, enforceability or scope of any Intellectual Property owned by the Company, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim, except in each case as would not reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of its subsidiaries and all such agreements are in full force and effect, except in each case as would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with appropriate employees, except as would not reasonably be expected to have a Material Adverse Effect;

(xxiv)  The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the knowledge of the Company, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, operation, redundancy and security of all IT Systems and data, including “Personal Data” used in connection with their businesses. “Personal Data” means any information or data relating to an identified or identifiable natural person, and any other information or data that (with or without the combination with other information or data) allows the identification of a natural person, including (1) a natural person’s name, street address, telephone number, e-mail address, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (2) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (3) “personal information” as defined in the CCPA (as defined below); (4) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”). To the knowledge of the Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to any Personal Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification;

(xxv)  Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal and non-U.S. (if applicable) data privacy and security laws and regulations, including without limitation HIPAA, the European Union General Data Protection Regulation (EU 2016/679) and the California Consumer Privacy Act of 2018 (Cal. Civ. Code §1798.100 et. seq.) (“CCPA”) (collectively, the “Privacy Laws”). The Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data that comply with the Privacy Laws (the “Policies”) and the Company is in compliance with the Policies in all material respects. The Company and its subsidiaries have at all times made all disclosures to users or customers required by any Privacy Laws, and none of such disclosures made or contained in any public disclosure has, to the knowledge of the Company, been inaccurate or in violation of any Privacy Law or requirements in any material respect. The Company has not, nor has any of its subsidiaries: (1) received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (2) conducted or paid for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law (and no such action is pending or ongoing); or (3) been a party to, or currently subject to, any order, decree, or agreement that imposes any obligation or liability under any Privacy Law, except, in the case of clauses (1), (2) and (3) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xxvi)  (1) Except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or any of its subsidiaries (each, an “Employee Benefit Plan”) are in compliance in all material respects with ERISA, the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) and all applicable laws; (2) no “reportable event” (as defined in Section 4043 of ERISA and as to which the notice requirement under Section 4043 of ERISA has not been waived) has occurred or is reasonably expected to occur with respect to any Employee Benefit Plan. No Employee Benefit Plan is subject to or has failed to satisfy the minimum funding standards (within the meaning of Section 412 and 430 of the Code or Section 302 and 303 of ERISA) whether or not waived; (3) neither the Company nor any of its subsidiaries contributes to, has any obligation to contribute to, or has any current or contingent liability or obligation under or with respect to any “multiemployer plan” (as defined in Section 3(37) of ERISA); (4) neither the Company nor any of its subsidiaries has incurred or reasonably expects to incur (1) any liability under Title IV of ERISA, including on account of at any time being considered a single employer under Section 414 of the Code with any other organization, entity (whether or not incorporated), or trade or business or (2) any material liability under Sections 412, 4971, 4975, 4980D, 4980H, or 4980B of the Code; and (5) each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a current favorable determination, opinion, or advisory letter as to the plan’s qualified status, and nothing has occurred, whether by action or failure to act, which would adversely affect or cause the loss of such qualification; except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(xxvii)  (1) Neither the Company nor any of its subsidiaries is party to or bound by any collective bargaining agreement with any labor organization; (2) there is no union representation question existing with respect to the employees of the Company or its subsidiaries, and, to the knowledge of the Company, after due inquiry, no union organizing activities are taking place that, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (3) to the knowledge of the Company, after due inquiry, no union organizing or decertification efforts are underway or threatened against the Company or its subsidiaries; (4) no labor strike, work stoppage, slowdown or other material labor dispute is pending against the Company or its subsidiaries, or, to the Company’s knowledge, after due inquiry, threatened against the Company or its subsidiaries; (5) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (6) to the knowledge of the Company, after due inquiry, there is no threatened or pending liability against the Company or its subsidiaries pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local law; (7) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against the Company or its subsidiaries that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (8) to the knowledge of the Company and its subsidiaries, after due inquiry, no employee or agent of the Company or its subsidiaries has committed any act or omission giving rise to liability for any violation identified in subsection (6) and (7) above, other than such acts or omissions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xxviii)  Each of the Company and its subsidiaries (1) is and has been in compliance with any and all applicable U.S. or non-U.S. federal, provincial, state and local laws, rules, statutes, ordinances, codes, policies, regulations and rules of common law and any judicial and administrative interpretation thereof, including all judicial or administrative orders, consents, decrees or judgments, relating to pollution, human health or safety, or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure of any Person to, Hazardous Materials (collectively, “Environmental Laws”), (2) has received, is and has been in compliance with all Permits required under applicable Environmental Laws to conduct its respective businesses and (3) has not received notice of, and is not aware of, any actual or potential liability under, or violation of, Environmental Law (including liability for damages to natural resources or the investigation or remediation of any disposal, release or existence of Hazardous Materials), in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required Permits, or liability or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar Environmental Laws requiring the Company or any of its subsidiaries to investigate or remediate, or otherwise incur liability relating to, any Hazardous Materials, except where such requirements would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. There are no Proceedings that are pending or threatened or contemplated against or affecting the Company or its subsidiaries under Environmental Laws to which a Governmental Authority is also a party, except for such Proceedings that the Company reasonably believes will result in no monetary sanctions of $300,000 or more. In the ordinary course of its business, the Company periodically reviews the effects of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for the investigation, clean-up or closure of properties or compliance with Environmental Laws, or any Permit, any related constraints on operating activities and any potential liabilities to third parties or Governmental Authorities). On the basis of such review, the Company has reasonably concluded that such costs and liabilities would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and does not anticipate any material capital expenditures outside the ordinary course of business;

(xxix)  Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xxx)  The Company makes and keeps accurate books and records and maintains a system of internal accounting controls and procedures that has been designed by, or under the supervision of, its principal executive and principal financial officer, or persons performing similar functions and sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorization, (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (3) access to assets is permitted only in accordance with management’s general or specific authorization and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. The Company’s independent auditors and board of directors have been advised of: (1) all “material weaknesses” and “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act), if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (2) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls (whether or not remediated); all such material weaknesses, if any, have been disclosed in the Pricing Disclosure Package and the Prospectus in all material respects; and since the date of the most recent evaluation of such internal controls, except as disclosed in the Pricing Disclosure Package and the Prospectus, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company is not aware of (1) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, except as disclosed in the Pricing Disclosure Package and the Prospectus or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company is not aware of any changes in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting;

(xxxi)  Neither the Company nor any of its subsidiaries has and, to the Company’s knowledge, after due inquiry, no one acting on its behalf has, (1) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of any of the Securities or otherwise, (2) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (3) except as disclosed in the Pricing Disclosure Package and the Prospectus, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company; provided that no representation is made in this paragraph with respect to the actions of any Selling Stockholder;

(xxxii)  Except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities of the Company or any affiliate registered for sale under the Registration Statement, except for rights as have been duly waived;

(xxxiii)  As of the date hereof and, after giving effect to the sale of the Securities, the Company is not and will not be an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

(xxxiv)  The statements in the Pricing Disclosure Package and Prospectus under the heading “Material U.S. Federal Tax Considerations For Non-U.S. Holders,” insofar as such statements constitute statements or summaries of legal matters, fairly and accurately summarize the legal matters therein described in all material respects;

(xxxv)  Neither the Company nor any of its affiliates has engaged any broker, finder, commission agent or other person (other than the Underwriters) in connection with any of the transactions contemplated by this Agreement, and neither the Company nor any of its affiliates is under any obligation to pay any broker’s fee or commission in connection with such transactions (other than commissions or fees to the Underwriters); provided that no representation is made in this paragraph with respect to the actions of any Selling Stockholder;

(xxxvi)  There is and has been no failure on the part of the Company or any of the officers and directors of the Company, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(xxxvii)  None of the Company or any of its subsidiaries, nor any director or officer thereof, nor, to the knowledge of the Company, any employee, agent, affiliate of the Company or other person acting on behalf of the Company or any of its subsidiaries has (1) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (2) made, offered, promised or authorized any direct or indirect unlawful payment to any foreign or domestic government official, employee or agent, including those acting on behalf of any government instrumentality such as government-owned or controlled entities, or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office (each a “Government Official”); or (3) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law (collectively, the “Anti-Bribery and Anti-Corruption Laws”). The Company and its subsidiaries have conducted their businesses in compliance in all material respects with applicable Anti-Bribery and Anti-Corruption Laws and have instituted, maintain and enforce policies, procedures, and internal controls reasonably designed to promote and achieve compliance with Anti-Bribery and Anti-Corruption Laws. Neither the Company nor any of its subsidiaries has received any notice or communication from any person that alleges, nor been involved in any internal investigation involving any allegations, that the Company or any of its subsidiaries, or any of their respective affiliates or directors, officers, employees, or, to the knowledge of the Company, other person acting on behalf of the Company or any of its subsidiaries is in potential violation of any Anti-Bribery and Anti-Corruption Laws;

(xxxviii)  The operations of the Company and its subsidiaries are, and have been conducted at all times in compliance in all material respects with the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); are in compliance in all material respects with applicable financial recordkeeping and reporting requirements, if any, of the Currency and Foreign Transactions Reporting Act of 1970, as amended; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxxix)  Neither the Company nor any of its subsidiaries nor any of their directors or officers, nor, to the knowledge of the Company, any agent, employee, affiliate of the Company or person acting on behalf of the Company or any of its subsidiaries (each, an “Agent”) (1) is currently the subject of any Sanctions (as defined below), (2) is, in the case of an entity, organized or located in, or in the case of an individual, residing in any country or territory to the extent that such country or territory itself is the subject of any Sanction (including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Cuba, Iran, North Korea and Syria) (each, a “Designated Jurisdiction”), or (3) has engaged in any transaction with any person in violation of Sanctions laws in the last five (5) years. As used herein, “Sanction(s)” means any economic or trade sanction administered or enforced by the United States Government (including without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union, or His Majesty’s Treasury;

(xl)  There are no material business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Pricing Disclosure Package which have not been described in the Pricing Disclosure Package or in the Company’s definitive proxy statement on Schedule 14A;

(xlii) At the earliest time after the filing of the Initial Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not and is not, as of the date hereof, an “ineligible issuer,” as defined in Rule 405 under the Act;

(xliii) The Company’s board of directors meets the independence requirements of, and has established an audit committee that meets the independence requirements of, the rules and regulations of the Commission and Nasdaq;

(xliv) There are no off-balance sheet arrangements that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources;

(xlv) Neither the Company nor any of its subsidiaries is a party to or has any ongoing reporting obligations pursuant to any corporate integrity agreements, monitoring agreements, deferred prosecution agreements, consent decrees, settlement orders, plan of correction or similar agreements with or imposed by any Governmental Authority; and

(xlvi) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act, other than shares issued pursuant to Company Stock Plans.

(xlvii) At the time the Registration Statement was filed, the Company was, and as of the date hereof is, eligible to use Form S-3 pursuant to General Instruction 1.D thereof. The Company’s Public Float is (i) at least $150 million; or (ii) $100 million and its Common Stock has an annual trading volume of at least three million shares. The Company has (A) filed all the materials required to be filed pursuant to the Exchange Act for a period of at least 36 calendar months; and (B) filed in a timely manner all reports required to be filed during the past 12 calendar months and, in each case, any portion of a month immediately preceding such dates. As used herein the term (a) “Public Float” means the aggregate market value of the Company’s voting and non-voting common equity held by non-affiliates calculated in accordance with Instruction 2 to General Instruction B of Form S-3; and (b) “annual trading volume” means the number of shares of Common Stock traded on the Nasdaq Global Select Market during a recurring 12-month period culminating within 60 days of the date hereof. The Company’s Common Stock has an ADTV value of at least $1.0 million. As used herein the term “ADTV” shall have the meaning ascribed to it in Rule 100 of Regulation M.

(b) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with the Company and each of the Underwriters that:

(i) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder, have been obtained except for those consents, approvals, authorizations and orders as would not reasonably be expected to impair in any material respect the consummation of the Selling Stockholder’s obligations hereunder; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder;

(ii) The sale of the Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (B) result in any violation of the provisions of the organizational documents of such Selling Stockholder if such Selling Stockholder is an organization, or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder; except in the case of clause (A) or (C), for such conflicts, breaches, violations or defaults as would not reasonably be expected to impair in any material respect the ability of the Selling Stockholders to fulfill their obligations hereunder and thereunder;

(iii) Immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Securities to be sold by such Selling Stockholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or adverse claims; and upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such Securities will have been registered in the name of Cede & Co (“Cede”) or another nominee designated by The Depositary Trust Company (“DTC”), in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC;

(iv) Such Selling Stockholder has duly executed and delivered to the Company, for further delivery to the Underwriters, a lock-up agreement in the form previously furnished to you by the Representative;

(v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus, the Registration Statement and any such Issuer Free Writing Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and did not or will not, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood and agreed that the only information furnished by such Selling Stockholder to the Company consists of the Selling Stockholder Information.

(vii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

(viii) Such Selling Stockholder is not prompted to sell shares of Common Stock by any material information concerning the Company that is not set forth in the Registration Statement, the Pricing Prospectus and the Prospectus.

2. Subject to the terms and conditions herein set forth, (a)  each of the Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $20.113, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

The Selling Stockholders hereby grant to the Underwriters the right to purchase at their election up to 180,000 Optional Securities, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Security shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on the Optional Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company and the Selling Stockholders, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Selling Stockholders to the Representative, in book-entry form through the facilities of the DTC, for the account of the Representative for the respective accounts of the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Stockholders to the Representative at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on October 2, 2024 or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Optional Securities, or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of Paul Hastings LLP (the “Closing Location”), and the Securities will be delivered at the office of DTC (or its designated custodian), all at such Time of Delivery.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form reasonably acceptable to you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or such earlier time as may be required under the Act; to notify you promptly if the Company intends to make any further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus (excluding, for the purpose of this provision, any document incorporated by reference therein) prior to the last Time of Delivery and to make no amendment or supplement to the Registration Statement, the Basic Prospectus or the Prospectus without providing you with a reasonable time to review and comment upon such filing; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed, in each case prior to the last Time of Delivery, and to furnish you with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act, within the time required by such rule; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, prior to the last Time of Delivery, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus in respect of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus in respect of the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any jurisdiction in which it is not otherwise subject to taxation on the date hereof;

(c) Prior to 5:30 p.m., New York City time, on the first New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities, and if you have notified the Company that the delivery of a prospectus is required after the last Time of Delivery, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Securities, including but not limited to any options or warrants to purchase shares of Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock, or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative (other than (A)  the issuance of options, warrants or other equity awards to acquire shares of Common Stock granted pursuant to the Company Stock Plans that are described in the Prospectus, as such plans may be amended, (B) the issuance of shares of Common Stock upon the exercise or vesting of any such options, warrants or other equity awards to acquire shares of Common Stock, (C) shares of Common Stock issued upon exercise of outstanding warrants and (D) the filing of one or more Registration Statements on Form S-8 registering securities pursuant to the Company Stock Plans);

(f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(g) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(h) The Company has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

6.(a) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, other than any such free writing prospectus the use of which has been consented to by the Representative and which is listed on Schedule II(a) hereto; each Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus, other than any such free writing prospectus the use of which has been consented to by the Company and the Representative and which is listed on Schedule II(a) hereto; each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus, other than any such free writing prospectus the use of which has been consented to by the Company and the Representative and which is listed on Schedule II(a) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include (when considered together with the Pricing Disclosure Package) an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriter Information or the Selling Stockholder Information.

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants and counsel for the Selling Stockholders (subject to the terms of that certain Registration Rights Agreement dated October 15, 2015) in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky survey, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey not to exceed $5,000; (iv) all fees and expenses in connection with listing the Securities on Nasdaq; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Securities not to exceed $10,000; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics and fees and expenses of any consultants engaged in connection with the road show presentations; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7. It is understood, however, that, except as provided in this Section 7, Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make. Nothing herein will affect any other agreement, as between the Company and the Selling Stockholders, to allocate the responsibility, as between them, for expenses relating to the offer and sale of the Securities.

8. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Paul Hastings LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the matters you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) (i) Sidley Austin LLP, counsel for the Company, shall have furnished to you their written opinion and negative assurance letter, dated such Time of Delivery, and (ii) DLA Piper LLP (US) and Gowling WLG (Canada) LLP, counsel for the Selling Stockholders, shall have furnished to you their written opinion, dated such Time of Delivery, in each case in form and substance satisfactory to the Representative;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement and also at each Time of Delivery, KPMG LLP shall have furnished to you a comfort letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(e)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(f) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on Nasdaq; (ii) a suspension or material limitation in trading in the Company’s securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either Federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(g) The Company shall have obtained and delivered to the Underwriters executed copies of a lock-up letter from the persons and entities listed on Schedule III hereto, substantially to the effect set forth in Annex I hereof;

(h) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day next succeeding the date of this Agreement;

(i) (i) The Company shall have furnished or caused to be furnished to you at such Time of Delivery a certificate of the Chief Executive Officer of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such time, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (e) of this Section 8 and as to such other matters as you may reasonably request and (ii) the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery a certificate of an executive officer of such Selling Stockholders satisfactory to you as to the accuracy of the representations and warranties of the Selling Stockholders herein at and as of such time, as to the performance by the Selling Stockholders of all of their obligations hereunder to be performed at or prior to such time, as to such matters as you may reasonably request; and

(j) The Company will furnish the Representative with any additional opinions, certificates, letters and documents as the Representative reasonably requests and conformed copies of documents delivered pursuant to this Section 8. The Representative may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

Each certificate signed by any officer of the Company and delivered to the Representative shall be deemed a representation and warranty by the Company (and not individually by such officer) to the Representative with respect to the matters covered thereby.

9.(a) The Company will indemnify and hold harmless each Underwriter, the Selling Stockholders, and each of their respective affiliates, directors, officers and employees and each person, if any, who controls any Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any road show as defined in Rule 433(h) under the Act (a “road show”), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter or Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Underwriter Information or the Selling Stockholder Information.

(b) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder, its respective affiliates, directors, officers and employees and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or a Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any road show or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or a Selling Stockholder by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter through the Representative is the information contained in the first paragraph under the subheading “—Commissions and Discounts” and the first, second, third and fourth paragraphs under the subheading “—Price Stabilization, Short Positions and Penalty Bids” under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus (the “Underwriter Information”); and will reimburse the Company for any documented legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Each Selling Stockholder will, severally and not jointly, in proportion to the number of Securities to be sold by each of them hereunder, indemnify and hold harmless the Company and each Underwriter, its respective affiliates, directors, officers and employees and each person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or an Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any road show or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or an Underwriter by such Selling Stockholder expressly for use therein, it being understood and agreed that the only such information provided by any Selling Stockholder is the information with respect to each such Selling Stockholder included in the beneficial ownership table and related footnotes under the caption “Selling Stockholders” in the Preliminary Prospectus and the Prospectus (the “Selling Stockholder Information”); and will reimburse the Company, as applicable, for any legal or other expenses reasonably incurred by the Company or the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any road show filed or required to be filed pursuant to Rule 433(d) under the Act in reliance upon and in conformity with the Underwriter Information. The liability of each Selling Stockholder under this Section 9(c) shall not exceed an amount equal to the total net proceeds, after deducting underwriting discounts and commissions but before deducting other expenses, received by such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder (the “Selling Stockholder Proceeds”).

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof with reasonable promptness; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it form any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (other than local counsel) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, the Representative reasonably determines, upon the advice of counsel, that having common counsel would present a conflict of interest or that, where the Underwriters are defendants or targets, there may be legal defenses available to them that are different from or in addition to those available to the Company, the Representative shall have the right to employ a single counsel (in addition to local counsel) to represent the Representative and all Underwriters that may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) above in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. No indemnifying party shall, without the written consent of the indemnified party (which consent shall not be unreasonably conditioned, withheld or delayed), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to this Section 9(d), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder Information supplied by the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this subsection (e), in no event shall a Selling Stockholder be required to contribute any amount in excess of the amount by which the total net proceeds, after underwriting discounts and commissions but before deducting other expenses, received by such Selling Stockholder from the sale of the Securities sold by such Selling Stockholder hereunder exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and in no event shall the aggregate liability of a Selling Stockholder under subsections (c) and (e) of this Section 9 exceed the Selling Stockholder Proceeds of such Selling Stockholder. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and each Selling Stockholder under this Section 9 shall be in addition to any liability which the Company and each Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Act, including, without limitation, the officers, directors, partners and members of each such Underwriter and its broker-dealer affiliates; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and such Selling Stockholder and to each person, if any, who controls the Company or such Selling Stockholder within the meaning of the Act.

10.(a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Securities, or the Company or the Selling Stockholders notifies you that it has so arranged for the purchase of such Securities, you or the Company or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Underwriters to purchase and the Selling Stockholders to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Selling Stockholders, or any officer or director or controlling person of the Company or the Selling Stockholders, and shall survive delivery of and payment for the Securities.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor any Selling Stockholder shall then be under any liability to any Underwriter; but, if for any other, any Securities are not delivered by or on behalf of the Selling Stockholders as provided herein, the Selling Stockholders will reimburse the Underwriters through you for all documented out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to D.A. Davidson & Co., 8 Third Street North, Great Falls, MT 59401, Attention: Joseph Tamburello; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Chief Financial Officer (with copies to those parties specified thereon); and if to the Selling Stockholders shall be delivered or sent by mail or facsimile transmission to 225 E. Deerpath Rd., Suite 200, Lake Forest, IL 60045, Attention: Bradley Seaman. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business and “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

16. The Company and the Selling Stockholders, severally and not jointly, acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters) or any other obligation to the Company or the Selling Stockholders except the obligations expressly set forth in this Agreement and (iv) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to them, in connection with such transaction or the process leading thereto.

17. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.

19. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company, each Selling Stockholder and each of the Underwriters agree that any suit or proceeding arising in respect of this Agreement or your engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company, each Selling Stockholder and each of the Underwriters agree to submit to the jurisdiction of, and to venue in, such courts.

20. The Company, each of the Selling Stockholders and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

22. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

23. If any term or other provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

24. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

[Signature page follows]

If the foregoing is in accordance with your understanding, please sign and return to us, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders.

Very truly yours,

CPI CARD GROUP INC.

By:	/s/ Jeffrey Hochstadt
Name: Jeffrey Hochstadt
Title: Chief Financial Officer

TRICOR PACIFIC CAPITAL PARTNERS (FUND IV), LIMITED PARTNERSHIP

By: Parallel49 Equity, ULC Its: General Partner

By:	/s/ Nicholas A. Peters
Name: Nicholas A. Peters
Title: Authorized Individual

TRICOR PACIFIC CAPITAL PARTNERS (FUND IV) US, LIMITED PARTNERSHIP By: Parallel49 Equity, ULC Its: General Partner

/s/ Nicholas A. Peters
Name: Nicholas A. Peters
Title: Authorized Individual

Accepted as of the date hereof:

D.A. DAVIDSON & CO.

Acting on behalf of itself and the several Underwriters named in
Schedule I hereto

/s/ Aalap B. Merchant
Name: Aalap B. Merchant
Title: Managing Director, Co-head of Technology Investment Banking

SCHEDULE I

Underwriter	Total Number of Firm Securities to be Purchased	Number of Optional Securities to be Purchased if Maximum Option Exercised
D.A. Davidson & Co.	1,200,000	180,000
Total	1,200,000	180,000

SCHEDULE II

(a) General Use Issuer Free Writing Prospectuses:

None

(b) Additional documents incorporated by reference:

None

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per share for the Securities is $21.00.

The number of Securities purchased by the Underwriters is 1,200,000.

SCHEDULE III

Name
Tricor Pacific Capital Partners (Fund IV), Limited Partnership
Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership
Donna Abbey Carmignani
John Lowe
Jeffrey Hochstadt
Margaret O’Leary
Anntoinette Thompson
Sonya Vollmer
Beth Williams
Thomas Furey
Ravi Mallela
H. Sanford Riley
Lisa Oleson
Nicholas Peters
Marc Sheinbaum
Valerie Soranno Keating

Annex I

Form of Lock-Up Letter

See Attached.

September __, 2024

CPI Card Group Inc.

10368 W. Centennial Road

Littleton, CO 80127

D.A. Davidson & Co.

As Representative of the Several Underwriters,

8 Third Street North

Great Falls, MT 59401

Ladies and Gentlemen:

As an inducement to the underwriters (the “Underwriters”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of common stock, par value $0.001 per share (the “Common Stock”), of CPI Card Group Inc., a Delaware corporation (the “Company”), pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2021 and declared effective on September 22, 2021 (File No. 333-259511), the undersigned hereby agrees that without, in each case, the prior written consent of D.A. Davidson & Co. (the “Representative”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned (or any affiliate of the undersigned or any person part of a “group” (within the meaning of Section 13(d)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with the undersigned or an affiliate of the undersigned) will not: (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and Common Stock which may be issued upon exercise of a stock option or warrant), whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the “Securities Act”), of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging, during the Lock-Up Period, in any hedging or other transaction that is designed to or that reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities, even if the Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Securities.

The Lock-Up Period will commence on the date of this lock-up agreement (this “Lock-Up Agreement”) and continue and include the date 90 days after the date of the final prospectus supplement used to sell Common Stock in the Offering pursuant to the Underwriting Agreement relating to the Offering.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities: (i) as a bona fide gift or gifts or for bona fide estate planning purposes; (ii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned, (b) in distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to stockholders, partners, members or other equity holders of the undersigned or (c) to any investment fund or other entity controlled or managed by, or under common control or management with, the undersigned; (iv) if the undersigned is a trust, to the trustees, beneficiaries or settlors of such trust; (v) by testate succession or intestate succession; (vi) otherwise by operation of law, including pursuant to a domestic order or a negotiated divorce settlement; or (vii) to a member of the undersigned’s immediate family; provided, that (x) in the case of clauses (i)-(v) and (vii), such transfer shall not involve a disposition for value, (y) in the case of clauses (i)-(vii) (and in the case of clause (vi), to the extent permitted by the applicable court or other agency), the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) in the case of clauses (i)- (vii), no filings under Section 16 of the Exchange Act, or other public filing, report or announcement shall be voluntarily made in connection with such transfer during the Lock-Up Period and, if required, any public report or filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto the nature of the transaction. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to: (i) (a) the undersigned’s exercise or the vesting of equity-based awards granted pursuant to the Company’s equity incentive plans in place as of the date of this Lock-Up Agreement; (b) the undersigned’s exercise of warrants to purchase Common Stock in place as of the date of this Lock-Up Agreement and issued pursuant to previously disclosed private placements; (c) the transfer, sale or other disposition of any shares of Common Stock held by the undersigned or issued upon the exercise of any stock options or warrants or upon the vesting of any other equity-based awards held by the undersigned through the net issuance by the Company of shares of Common Stock, a broker-assisted cashless exercise or otherwise, in each case in order to satisfy any exercise price or tax obligations due as a result of such exercise or vesting; provided, that (y) in the case of clauses (a) and (b), such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise or vesting and (z) in each case, that if any filing is required under Section 16(a) of the Exchange Act in connection with such exercise, vesting or disposition, such filing shall include a statement to the effect that such filing is the result of the exercise or vesting of equity-based securities pursuant to the Company’s equity incentive plans or pursuant to the exercise of warrants issued pursuant to previously disclosed private placements; (ii) any transaction with respect to shares of Common Stock acquired in market transactions after completion of the Offering; provided, that no filing by the undersigned reporting a reduction in beneficial ownership under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with any such transaction; (iii) the transfer of the Undersigned’s Securities to the Company pursuant to any contractual arrangement in effect on the date of this Lock-Up Agreement that provides for the repurchase of the undersigned’s Common Stock or such other securities by the Company upon death, disability or termination of the undersigned’s employment with the Company, provided, that no filings under Section 16 of the Exchange Act, or other public filing, report or announcement shall be voluntarily made in connection with such transfer during the Lock-Up Period and, if required, any public report or filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto the nature of the transaction; (iv) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided, that (i) no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and (ii) such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be voluntarily made by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period, and to the extent a public announcement or filing under the Exchange Act, if any, is required of and made by or on behalf of the undersigned, the Company or any other person prior to the expiration of the Lock-Up Period regarding the establishment of such Plan, such public announcement or filing shall include a statement to the effect that no transfer of the Undersigned’s Securities shall be made pursuant to such Plan prior to the expiration of the Lock-Up Period; [or] (v) after the consummation of the Offering, the transfer or sale of the Undersigned’s Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction approved or recommended by the Company’s board of directors, made to all holders of the Company’s share capital involving a Change of Control (as defined below) of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Securities shall remain subject to the provisions of this Lock-Up Agreement[; or (vi) the sale of the Undersigned’s Securities pursuant to the Underwriting Agreement]1. For purposes of this Lock-Up Agreement, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting stock of the Company (or the surviving entity).

1 To be included in the selling stockholder’s letter.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned acknowledges and agrees that the Underwriters have not made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be automatically released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Underwriters in writing that it does not intend to proceed with the Offering, (ii) the Representative notifies the Company in writing that they have determined not to proceed with the Offering, (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder or (iv) the Underwriting Agreement does not become effective by September 30, 2024.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

Very truly yours,

Name: